                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                             -------------------------

                                      Form 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934


                                  AUGUST 19, 1998
                       -------------------------------------
                                   Date of Report
                         (Date of earliest event reported)

                      ADVANCED DIGITAL INFORMATION CORPORATION
    ----------------------------------------------------------------------------
                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     WASHINGTON                    0-21103                  91-1618616
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(State or Other Jurisdiction  (Commission File No.)         (IRS Employer
     of Incorporation)                                    Identification No.)

11431 Willows Road, P.O. Box 97057, Redmond, Washington      98073-9757
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

                                    (425) 881-8004
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                 (Registrant's telephone number, including area code)




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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On August 19, 1998, Advanced Digital Information Corporation (the "Company") acquired EMASS, Inc. ("EMASS"), a wholly owned subsidiary of Raytheon E-Systems, Inc. ("RES") and the tape storage division of Raytheon Company pursuant to a Stock Purchase Agreement with RES, dated July 21, 1991 (the "Stock Purchase Agreement"). Pursuant to the Stock Purchase Agreement, the Company made a cash payment of $24,766,000 to RES and assumed approximately $2,000,000 in mortgage indebtedness in exchange for one hundred percent of the outstanding stock of EMASS (the "Acquisition"). The Acquisition was financed from existing cash of the Company and a loan on customary terms from Seafirst Bank in the amount of $20,000,000.

     The Company expects to incur certain restructuring costs as well as a significant one-time expense for purchased research and development in connection with the Acquisition. Restructuring costs will generally be capitalized as liabilities related to the cost of the Acquisition while the purchased research and development charge will be reflected as a non-recurring expense in the Company's financial statements for the quarter and fiscal year ending October 31, 1998.

     EMASS is headquartered in Englewood, Colorado, with European operations based in Bohmenkirch and Frankfurt, Germany. Founded as a mass storage provider with emphasis on satellite download data and scientific archive solutions, EMASS has evolved into a major provider of large-scale data libraries and open systems storage software. Products range from the AML/S mixed media library, which scales to 50 terabytes, to the AML/2 data library, which scales to 50,000 cartridges and petabytes of data. All EMASS hardware products are based on industry standard removable media technologies including D2, DLT, half-inch, 8mm, and 4mm tape technologies and optical media. EMASS's storage management software is an integrated family of software products including Hierarchical Storage Management (HSM) and high performance direct access archive software, as well as volume management control software for libraries.

     The foregoing summary of the Stock Purchase Agreement and the arrangements and transactions contemplated thereby is qualified in its entirety by reference to the Stock Purchase Agreement which is incorporated herein by reference to
Exhibit 2.1 hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Financial Statements of Business Acquired:

FORM 8-K                                                  PAGE 1


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     The Company will furnish financial statements of EMASS by amendment to this
Current Report within 60 days of the date of this Current Report.

     Exhibits:

           Exhibits
           --------
           2.1            Stock Purchase Agreement by and between Raytheon E-
                          Systems, Inc. and Advanced Digital Information
                          Corporation, dated July 21, 1998.*

           2.2 Amendment No. 1 to Stock Purchase Agreement by and between Raytheon E-Systems, Inc. and Advanced
                          Digital Information Corporation, dated July 21,
                          1998.

           2.3 Letter agreement between Ratheon E-Systems and the Company, dated August 19, 1998.



     * Incorporated herein by reference to the Company's Current Report on Form 8-K dated July 21, 1998 filed with the Securities and Exchange Commission.

     The Company agrees to furnish supplementally any omitted exhibits or schedules to the Commission upon request.

FORM 8-K                                                  PAGE 2


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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ADVANCED DIGITAL INFORMATION
                                             CORPORATION

Dated:  September 3, 1998                    By  /s/ Peter H. van Oppen
                                               -------------------------------
                                               Peter H. van Oppen
                                               Chairman and Chief Executive
                                               Officer

FORM 8-K                                                  PAGE 3


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                                    EXHIBIT INDEX

           Exhibits
           --------
           2.1            Stock Purchase Agreement by and between Raytheon E-
                          Systems, Inc. and Advanced Digital Information
                          Corporation, dated July 21, 1998.*

           2.2 Amendment No. 1 to Stock Purchase Agreement by and between Raytheon E-Systems, Inc. and Advanced
                          Digital Information Corporation, dated July 21,
                          1998.

           2.3 Letter agreement between Ratheon E-Systems and the Company, dated August 19, 1998.



     * Incorporated herein by reference to the Company's Current Report on Form 8-K dated July 21, 1998 filed with the Securities and Exchange Commission.


FORM 8-K                                                  PAGE 4